Second Quarter 2023 Earnings Conference Call August 1, 2023

2 Forward Looking Statements & Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward- looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, and adjusted earnings / adjusted diluted earnings per common share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Financial Highlights Total assets $ 6,521.5 1.74% 1.23 % Total loans held for investment, net 4,018.6 2.53 11.28 Total deposits 5,445.4 (1.97) (1.66) Balance Sheet Equity to assets ratio 7.69% (12) bps 10 bps Tangible common equity ratio (non-GAAP) 6.40 (8) 22 CET1 risk-based capital ratio 9.36 (3) 54 Total risk-based capital ratio 12.26 (5) 53 Loans to deposits ratio 73.80% 325 859 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.52% (23) bps (35) bps Cost of total deposits 1.48 36 123 Return on average assets 0.47 38 (36) Return on average tangible equity (non-GAAP) 8.50 580 (463) Efficiency ratio (non-GAAP) 71.13 881 1,456 Profitability Nonperforming loans ratio 0.36% (1) bps (40) bps Nonperforming assets ratio 0.22 (1) (21) Net charge-off ratio 0.09 6 6 Allowance for credit losses ratio 1.25 (2) (20) Credit Risk Profile Q2.23 Financial Highlights – See the section "Non-GAAP Financial measures." – Note: Financial metrics as of or for the quarter ended June 30, 2023. Change vs. Dollars in millions Q2.23 Q1.23 Q2.22

4 MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a renewed focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by attracting experienced professionals 5 Reviewing opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

5 Strategic Plan Updates Wealth management revenues continue to grow driven by teams recruited over the last two years, Cedar Rapids office opened in June 2023 Continue to invest for growth while keeping non-interest expense relatively steady from 1Q 2023 Governmental lending group gaining momentum given improved focus and execution Recruited an established agribusiness team from a regional bank to expand this attractive business segment 10%+ annualized loan growth in the second quarter largely due to an expansion of our banking team across our major markets of the Twin Cities, Denver, and Metro Iowa Added bankers in the Twin Cities in 2023 and will continue to add bankers in our major markets as we build scale and take market share

6 Deposits $ B ill io ns $5.55 $5.49 $5.38 $5.44 $5.19 $5.12 $5.02 $5.08 (0.37)% (1.28)% (2.01)% 1.19% Deposits, Ex Brokered Brokered Deposits MoM Change in Deposits, Ex Brokered 03/31/23 04/30/23 05/31/23 06/30/23

7 Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 3% Farmland, 6% Construction & Development, 9% Multifamily, 9% CRE-Other, 40% Commercial Loan Portfolio Mix - June 30, 2023 Commercial Loan Portfolio of $3.3 billion Commercial Loan Growth in Targeted Regions $ in Millions $834.5 $944.1 $926.4 $1,043.1 Iowa Metro Twin Cities 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 $310.5 $400.7 Denver 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23

8 Credit $ m ill io ns Nonperforming Assets 48% YoY Decline $27.62 $26.07 $15.92 $14.44 $14.45 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 $ m ill io ns Net Charge-Offs $0.3 $0.6 $3.5 $0.3 $0.9 2Q22 3Q22 4Q22 1Q23 2Q23 Credit Quality Measures $ millions 2Q22 3Q22 4Q22 1Q23 2Q23 Nonperforming assets ratio 0.43% 0.40% 0.24% 0.23% 0.22 % Net charge-off ratio 0.03% 0.06% 0.36% 0.03% 0.09 % Loans greater than 30 days past due and accruing $12.3 $6.0 $6.7 $4.9 $6.2 Allowance for credit losses ratio 1.45% 1.39% 1.28% 1.27% 1.25% (1) (1) The fourth quarter of 2022 includes the identification and resolution of problem credits.

9 Commercial Real Estate 3.8% 96.2% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office June 30, 2023 $ millions 2Q23 Construction & Development $ 315.8 Farmland 184.6 Multifamily 306.2 CRE Other: NOO CRE Office 154.4 OO CRE Office 85.1 Industrial and Warehouse 382.5 Retail 270.7 Hotel 132.3 Other 311.0 Total Commercial Real Estate $ 2,142.6 Commercial Real Estate Portfolio(2) June 30, 2023 Portfolio Highlights June 30, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.4 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 48% 100 % Total CRE loans(1) 212% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

10 Focusing on Growth in Wealth Management $2.4 $2.4 $2.7 $2.7 $2.9 2019 2020 2021 2022 2Q23 $— $1.0 $2.0 $3.0 $4.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $2.9 $3.1 2019 2020 2021 2022 1Q23 2Q23 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

11 Financial Performance

12 Balance Sheet 2Q23 vs. 1Q23 2Q23 vs. 2Q22 Period end balances, $ millions 2Q23 $ Change % Change $ Change % Change Loans $4,018.6 $99.2 3% $407.4 11 % Investment securities $2,003.1 -$68.7 (3) % -$399.7 (17) % Interest earning deposits in banks $68.6 $63.3 1194% $45.4 196 % Deposits $5,445.4 -$109.8 (2) % -$92.0 (2) % Borrowed funds $487.8 $205.8 73% $134.7 38 % Shareholders' equity $501.3 $0.6 — % $12.5 3% 2Q23 2Q23 Period end 2Q23 1Q23 vs. 1Q23 2Q22 vs. 2Q22 Tangible book value per share (non-GAAP) $26.26 $26.13 — % $25.10 5 % Common equity Tier 1 capital ratio 9.4% 9.4% 0 bps 8.8% 60 bps AOCI $(82.7) $(78.9) (5) % $(65.2) (27) % Return on average tangible equity (non-GAAP) 8.50% 2.70% 580 bps 13.13% -463 bps – See the section "Non-GAAP Financial Measures."

13 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Section "Non-GAAP Financial Measures." A ve ra ge b al an ce s, $ bi lli on s Average Deposits $5.18 $5.55 $5.45 $4.14 $4.52 $4.51 $1.04 $1.03 $0.94 0.31% 1.38% 1.79% IB Deposits NIB Deposits Cost of IB Deposits 2Q22 1Q23 2Q23 A ve ra ge b al an ce s, $ bi lli on s Average Loans $3.33 $3.87 $4.00 4.02% 4.95% 5.05% Loans Loan yield, tax equivalent 2Q22 1Q23 2Q23

14 Balance Sheet - Debt Securities Portfolio Municipals, 19% MBS, 1% CLO, 6% CMO, 15% Corporate, 59% 2.13% 2.27% 2.35% 2.40% 2.35% Total Securities Held for Investment (FTE) Q2.22 Q3.22 Q4.22 Q1.23 Q2.23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix June 30, 2023 Municipals, 49% MBS, 7% CMO, 44% Held to Maturity Debt Securities Portfolio Mix June 30, 2023 • Investment Portfolio Mix: ◦ AFS Securities - $0.9 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration (Years): ◦ AFS Securities - 3.2 ◦ HTM Securities - 6.6 ◦ Total Securities - 5.0 • Allowance for credit losses for investments is $0 Portfolio Composition

15 Income Statement % Change 2Q23 vs. $ millions 2Q23 1Q23 2Q22 1Q23 2Q22 Net interest income $37.0 $40.1 $39.7 (8) % (7) % Noninterest income 8.7 -4.0 12.3 (318) % (29) % Total revenue 45.7 36.1 52.0 27% (12) % Noninterest expense 34.9 33.3 32.1 5% 9 % Pre-tax, pre-provision earnings (non-GAAP) $10.8 $2.8 $19.9 286% (46) % Credit loss expense $1.6 $0.9 $3.3 78% (52) % Income tax expense $1.6 $0.4 $4.1 300% (61) % Net income $7.6 $1.4 $12.6 443% (40) % 2Q23 2Q23 2Q23 1Q23 2Q22 vs. 1Q23 vs. 2Q22 Net interest margin (non-GAAP) 2.52% 2.75% 2.87% -23 bps -35 bps Efficiency ratio (non-GAAP) 71.13% 62.32% 56.57% -881 bps -1,456 bps Diluted EPS $0.48 $0.09 $0.80 433% (40) % – See the section "Non-GAAP Financial Measures."

16 Non-GAAP Financial Measures

17 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Total shareholders' equity $ 488,832 $ 500,650 $ 501,341 Intangible assets, net (96,351) (91,040) (89,446) Tangible common equity $ 392,481 $ 409,610 $ 411,895 Total assets $ 6,442,491 $ 6,409,952 $ 6,521,489 Intangible assets, net (96,351) (91,040) (89,446) Tangible assets $ 6,346,140 $ 6,318,912 $ 6,432,043 Book value per share $ 31.26 $ 31.94 $ 31.96 Tangible book value per share (1) $ 25.10 $ 26.13 $ 26.26 Shares outstanding 15,635,131 15,675,325 15,685,123 Tangible common equity ratio (2) 6.18% 6.48% 6.40% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Loan interest income, including fees $ 32,746 $ 46,490 $ 49,726 Tax equivalent adjustment (1) 569 716 713 Tax equivalent loan interest income $ 33,315 $ 47,206 $ 50,439 Yield on loans, tax equivalent (2) 4.02% 4.95% 5.05 % Average Loans $ 3,326,269 $ 3,867,110 $ 4,003,717 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

18 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Total noninterest expense $ 32,082 $ 33,319 $ 34,919 Amortization of intangibles (1,283) (1,752) (1,594) Merger-related expenses (901) (136) — Noninterest expense used for efficiency ratio $ 29,898 $ 31,431 $ 33,325 Net interest income, tax equivalent (1) $ 40,902 $ 41,314 $ 38,106 Noninterest income 12,347 (4,046) 8,746 Investment securities (losses) gains, net 395 (13,170) (2) Net revenues used for efficiency ratio $ 52,854 $ 50,438 $ 46,854 Efficiency ratio 56.57% 62.32% 71.13% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Net interest income $ 39,725 $ 40,076 $ 36,962 Noninterest income 12,347 (4,046) 8,746 Noninterest expense (32,082) (33,319) (34,919) Pre-tax / Pre-provision Net Revenue $ 19,990 $ 2,711 $ 10,789

19 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Net income $ 12,621 $ 1,397 $ 7,594 Intangible amortization, net of tax (1) 962 1,314 1,196 Tangible net income $ 13,583 $ 2,711 $ 8,790 Average shareholders' equity $ 499,460 $ 498,547 $ 504,988 Average intangible assets, net (84,540) (92,002) (90,258) Average tangible equity $ 414,920 $ 406,545 $ 414,730 Return on average equity 10.14% 1.14% 6.03 % Return on average tangible equity (2) 13.13% 2.70% 8.50% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Net interest Income $ 39,725 $ 40,076 $ 36,962 Tax equivalent adjustments: Loans (1) 569 716 713 Securities (1) 608 522 431 Net Interest Income, tax equivalent $ 40,902 $ 41,314 $ 38,106 Average interest earning assets $ 5,718,825 $ 6,100,456 $ 6,056,732 Net interest margin, tax equivalent (2) 2.87% 2.75% 2.52% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

20 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Diluted Earnings Per Common Share For the Three Months Ended June 30, 2022 March 31, 2023 June 30, 2023 dollars in thousands Net income $ 12,621 $ 1,397 $ 7,594 After tax loss on sale of debt securities(1) — 9,837 — Adjusted earnings $ 12,621 $ 11,234 $ 7,594 Weighted average diluted common shares outstanding 15,688,460 15,691,168 15,689,314 Earnings per common share Earnings per common share - diluted $0.80 $0.09 $0.48 Adjusted earnings per common share - diluted(2) $0.80 $0.72 $0.48 (1) The income tax rate utilized was 25.3%. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.